UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K/A

                                  CURRENT REPORT
      Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 26, 2004

                        FIRST FRANKLIN MORTGAGE LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-FFA Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-106925-27       54-2147308
Pooling and Servicing Agreement)      (Commission         54-2147309
(State or other                       File Number)        54-2147310
jurisdiction                                              IRS EIN
of Incorporation)



       c/o Wells Fargo Bank, N.A.
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000

       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

Subsequent to filing the 8-K relating to the payment date on April 26, 2004, a revision was made to the FIRST FRANKLIN MORTGAGE LOAN TRUST, Mortgage Pass-Through Certificates, Series 2004-FFA which was not included in the original 8-K filed. The 8-K is being amended because the Murray Hill Reports (not originally attached)needed to be attached. This revision was not previously disclosed in a 1934 Act filing. The revised data has been and will continue to be available on the Wells Fargo Bank, N.A. as Securities Administrator, website at www.ctslink.com.



ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


           Exhibit Number               Description
           EX-99.1                      Amended monthly report distributed to
                                        holders of Mortgage Pass-Through
                                        Certificates, Series 2004-FFA Trust,
                                        relating to the April 26, 2004
                                        distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                        FIRST FRANKLIN MORTGAGE LOAN TRUST
            Mortgage Pass-Through Certificates, Series 2004-FFA Trust
                                   (Registrant)

              By:    Wells Fargo Bank, N.A. as Securities Administrator
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  9/9/2004

                                INDEX TO EXHIBITS

Exhibit Number            Description
EX-99.1                   Amended monthly report distributed to holders of
                          Mortgage Pass-Through Certificates, Series 2004-FFA
                          Trust, relating to the April 26, 2004 distribution.




                   EX-99.1

First Franklin Mortgage Loan Trust
Mortgage Pass-Through Certificates



Record Date:             3/31/2004
Distribution Date:       4/26/2004


FFM  Series: 2004-FFA

Contact: Customer Service - CTSLink
         Wells Fargo Bank, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

     A-SIO       32027NFP1              SEN             0.46000%               0.00         182,364.44               0.00
      A-1        32027NFM8              SEN             1.29000%     396,409,369.28         454,549.40       6,806,170.71
      A-2        32027NFN6              SEN             4.60000%      47,032,000.00         180,289.33               0.00
      M1A        32027NFQ9              SEN             1.63000%      17,984,000.00          26,056.82               0.00
     M1-F        32027NFR7              SEN             4.43800%      17,984,000.00          66,510.83               0.00
     M2-A        32027NFS5              SEN             2.19000%      16,158,000.00          31,454.24               0.00
     M2-F        32027NFT3              SEN             4.61700%      16,158,000.00          62,167.90               0.00
     M3-A        32027NFU0              SEN             2.64000%       9,835,000.00          23,079.47               0.00
     M3-F        32027NFV8              SEN             4.88800%       9,835,000.00          40,061.23               0.00
      M4         32027NFW6              SEN             2.79000%       7,025,000.00          17,422.00               0.00
      M5         32027NFX4              SEN             5.00000%       8,430,000.00          35,125.00               0.00
      M6         32027NFY2              SEN             5.00000%      10,397,000.00          43,320.83               0.00
      R1         FFM4FFAR1              SEN             0.00000%               0.00               0.00               0.00
      R2         FFM4FFAR2              SEN             0.00000%               0.00               0.00               0.00
       X         FFM04FFAX              SEN             0.00000%       2,251,111.09       2,034,593.19               0.00
       P         FFM04FFAP              SEN             0.00000%             100.00         153,579.62               0.00
Totals                                                               559,498,580.37       3,350,574.30       6,806,170.71

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

A-SIO                         0.00               0.00         182,364.44               0.00
A-1                           0.00     389,603,198.57       7,260,720.11               0.00
A-2                           0.00      47,032,000.00         180,289.33               0.00
M1A                           0.00      17,984,000.00          26,056.82               0.00
M1-F                          0.00      17,984,000.00          66,510.83               0.00
M2-A                          0.00      16,158,000.00          31,454.24               0.00
M2-F                          0.00      16,158,000.00          62,167.90               0.00
M3-A                          0.00       9,835,000.00          23,079.47               0.00
M3-F                          0.00       9,835,000.00          40,061.23               0.00
M4                            0.00       7,025,000.00          17,422.00               0.00
M5                            0.00       8,430,000.00          35,125.00               0.00
M6                            0.00      10,397,000.00          43,320.83               0.00
R1                            0.00               0.00               0.00               0.00
R2                            0.00               0.00               0.00               0.00
X                             0.00       2,251,111.09       2,034,593.19               0.00
P                             0.00             100.00         153,579.62               0.00
Totals                        0.00     552,692,409.66      10,156,745.01               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

A-SIO                         0.00                 0.00               0.00              0.00             0.00           0.00
A-1                 398,929,000.00       396,409,369.28               0.00      6,806,170.71             0.00           0.00
A-2                  47,032,000.00        47,032,000.00               0.00              0.00             0.00           0.00
M1A                  17,984,000.00        17,984,000.00               0.00              0.00             0.00           0.00
M1-F                 17,984,000.00        17,984,000.00               0.00              0.00             0.00           0.00
M2-A                 16,158,000.00        16,158,000.00               0.00              0.00             0.00           0.00
M2-F                 16,158,000.00        16,158,000.00               0.00              0.00             0.00           0.00
M3-A                  9,835,000.00         9,835,000.00               0.00              0.00             0.00           0.00
M3-F                  9,835,000.00         9,835,000.00               0.00              0.00             0.00           0.00
M4                    7,025,000.00         7,025,000.00               0.00              0.00             0.00           0.00
M5                    8,430,000.00         8,430,000.00               0.00              0.00             0.00           0.00
M6                   10,397,000.00        10,397,000.00               0.00              0.00             0.00           0.00
R1                            0.00                 0.00               0.00              0.00             0.00           0.00
R2                            0.00                 0.00               0.00              0.00             0.00           0.00
X                     2,251,111.09         2,251,111.09               0.00              0.00             0.00           0.00
P                           100.00               100.00               0.00              0.00             0.00           0.00
Totals              562,018,211.09       559,498,580.37               0.00      6,806,170.71             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                         Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 A-SIO                         0.00                 0.00       0.00000000                0.00
 A-1                   6,806,170.71       389,603,198.57       0.97662290        6,806,170.71
 A-2                           0.00        47,032,000.00       1.00000000                0.00
 M1A                           0.00        17,984,000.00       1.00000000                0.00
 M1-F                          0.00        17,984,000.00       1.00000000                0.00
 M2-A                          0.00        16,158,000.00       1.00000000                0.00
 M2-F                          0.00        16,158,000.00       1.00000000                0.00
 M3-A                          0.00         9,835,000.00       1.00000000                0.00
 M3-F                          0.00         9,835,000.00       1.00000000                0.00
 M4                            0.00         7,025,000.00       1.00000000                0.00
 M5                            0.00         8,430,000.00       1.00000000                0.00
 M6                            0.00        10,397,000.00       1.00000000                0.00
 R1                            0.00                 0.00       0.00000000                0.00
 R2                            0.00                 0.00       0.00000000                0.00
 X                             0.00         2,251,111.09       1.00000000                0.00
 P                             0.00               100.00       1.00000000                0.00

 Totals                6,806,170.71       552,692,409.66       0.98340658        6,806,170.71

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


A-SIO                             0.00         0.00000000        0.00000000         0.00000000         0.00000000
A-1                     398,929,000.00       993.68401214        0.00000000        17.06110789         0.00000000
A-2                      47,032,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1A                      17,984,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M1-F                     17,984,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2-A                     16,158,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M2-F                     16,158,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3-A                      9,835,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M3-F                      9,835,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M4                        7,025,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M5                        8,430,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
M6                       10,397,000.00      1000.00000000        0.00000000         0.00000000         0.00000000
R1                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
R2                                0.00         0.00000000        0.00000000         0.00000000         0.00000000
X                         2,251,111.09      1000.00000000        0.00000000         0.00000000         0.00000000
P                               100.00       100.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are per $1,000 denomination except Class P which is per $100.00 denomination




                             Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

A-SIO                   0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
A-1                     0.00000000        17.06110789       976.62290425        0.97662290        17.06110789
A-2                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1A                     0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M1-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2-A                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M2-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3-A                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M3-F                    0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M4                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M5                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
M6                      0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
X                       0.00000000         0.00000000     1,000.00000000        1.00000000         0.00000000
P                       0.00000000         0.00000000       100.00000000        1.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


A-SIO                         0.00         0.46000%     446,000,000.00         182,364.44              0.00               0.00
A-1                 398,929,000.00         1.29000%     396,409,369.28         454,549.41              0.00               0.00
A-2                  47,032,000.00         4.60000%      47,032,000.00         180,289.33              0.00               0.00
M1A                  17,984,000.00         1.63000%      17,984,000.00          26,056.82              0.00               0.00
M1-F                 17,984,000.00         4.43800%      17,984,000.00          66,510.83              0.00               0.00
M2-A                 16,158,000.00         2.19000%      16,158,000.00          31,454.24              0.00               0.00
M2-F                 16,158,000.00         4.61700%      16,158,000.00          62,167.91              0.00               0.00
M3-A                  9,835,000.00         2.64000%       9,835,000.00          23,079.47              0.00               0.00
M3-F                  9,835,000.00         4.88800%       9,835,000.00          40,061.23              0.00               0.00
M4                    7,025,000.00         2.79000%       7,025,000.00          17,422.00              0.00               0.00
M5                    8,430,000.00         5.00000%       8,430,000.00          35,125.00              0.00               0.00
M6                   10,397,000.00         5.00000%      10,397,000.00          43,320.83              0.00               0.00
R1                            0.00         0.00000%               0.00               0.00              0.00               0.00
R2                            0.00         0.00000%               0.00               0.00              0.00               0.00
X                     2,251,111.09         0.00000%       2,251,111.09               0.00              0.00               0.00
P                           100.00         0.00000%             100.00               0.00              0.00               0.00
Totals              562,018,211.09                                           1,162,401.51              0.00               0.00


                                    Interest Distribution Statement (continued)

                                                                                  Remaining                Ending
                    Non-Supported                                   Total            Unpaid          Certificate/
                         Interest           Realized             Interest          Interest              Notional
Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


A-SIO                         0.00               0.00           182,364.44              0.00        446,000,000.00
A-1                           0.01               0.00           454,549.40              0.00        389,603,198.57
A-2                           0.00               0.00           180,289.33              0.00         47,032,000.00
M1A                           0.00               0.00            26,056.82              0.00         17,984,000.00
M1-F                          0.00               0.00            66,510.83              0.00         17,984,000.00
M2-A                          0.00               0.00            31,454.24              0.00         16,158,000.00
M2-F                          0.00               0.00            62,167.90              0.00         16,158,000.00
M3-A                          0.00               0.00            23,079.47              0.00          9,835,000.00
M3-F                          0.00               0.00            40,061.23              0.00          9,835,000.00
M4                            0.00               0.00            17,422.00              0.00          7,025,000.00
M5                            0.00               0.00            35,125.00              0.00          8,430,000.00
M6                            0.00               0.00            43,320.83              0.00         10,397,000.00
R1                            0.00               0.00                 0.00              0.00                  0.00
R2                            0.00               0.00                 0.00              0.00                  0.00
X                             0.00               0.00         2,034,593.19              0.00          2,251,111.09
P                             0.00               0.00           153,579.62              0.00                100.00
Totals                        0.01               0.00         3,350,574.30              0.00

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.



                                             Interest Distribution Factors Statement

                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


A-SIO                           0.00         0.46000%      1000.00000000        0.40888888         0.00000000         0.00000000
A-1                   398,929,000.00         1.29000%       993.68401214        1.13942433         0.00000000         0.00000000
A-2                    47,032,000.00         4.60000%      1000.00000000        3.83333326         0.00000000         0.00000000
M1A                    17,984,000.00         1.63000%      1000.00000000        1.44888901         0.00000000         0.00000000
M1-F                   17,984,000.00         4.43800%      1000.00000000        3.69833352         0.00000000         0.00000000
M2-A                   16,158,000.00         2.19000%      1000.00000000        1.94666667         0.00000000         0.00000000
M2-F                   16,158,000.00         4.61700%      1000.00000000        3.84750031         0.00000000         0.00000000
M3-A                    9,835,000.00         2.64000%      1000.00000000        2.34666701         0.00000000         0.00000000
M3-F                    9,835,000.00         4.88800%      1000.00000000        4.07333299         0.00000000         0.00000000
M4                      7,025,000.00         2.79000%      1000.00000000        2.48000000         0.00000000         0.00000000
M5                      8,430,000.00         5.00000%      1000.00000000        4.16666667         0.00000000         0.00000000
M6                     10,397,000.00         5.00000%      1000.00000000        4.16666635         0.00000000         0.00000000
R1                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
R2                              0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
X                       2,251,111.09         0.00000%      1000.00000000        0.00000000         0.00000000         0.00000000
P                             100.00         0.00000%       100.00000000        0.00000000         0.00000000         0.00000000

(2) All Classes are per $1,000 denomination except Class P which is per $100.00 denomination


                              Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


A-SIO                   0.00000000         0.00000000         0.40888888        0.00000000      1000.00000000
A-1                     0.00000003         0.00000000         1.13942431        0.00000000       976.62290425
A-2                     0.00000000         0.00000000         3.83333326        0.00000000      1000.00000000
M1A                     0.00000000         0.00000000         1.44888901        0.00000000      1000.00000000
M1-F                    0.00000000         0.00000000         3.69833352        0.00000000      1000.00000000
M2-A                    0.00000000         0.00000000         1.94666667        0.00000000      1000.00000000
M2-F                    0.00000000         0.00000000         3.84749969        0.00000000      1000.00000000
M3-A                    0.00000000         0.00000000         2.34666701        0.00000000      1000.00000000
M3-F                    0.00000000         0.00000000         4.07333299        0.00000000      1000.00000000
M4                      0.00000000         0.00000000         2.48000000        0.00000000      1000.00000000
M5                      0.00000000         0.00000000         4.16666667        0.00000000      1000.00000000
M6                      0.00000000         0.00000000         4.16666635        0.00000000      1000.00000000
R1                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
R2                      0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
X                       0.00000000         0.00000000       903.81731894        0.00000000      1000.00000000
P                       0.00000000         0.00000000    153579.62000000        0.00000000       100.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                         CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                 CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                               11,439,805.77
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                        11,439,805.77

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                            1,283,060.76
     Payment of Interest and Principal                                                                10,156,745.01
Total Withdrawals (Pool Distribution Amount)                                                          11,439,805.77


Ending Balance                                                                                                 0.00

                                      PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.01



                                                   SERVICING FEES

Gross Servicing Fee                                                                                      233,124.83
Credit Risk Manager's Fee                                                                                  6,993.73
Pool Insurance Fee                                                                                     1,039,445.53
Securities Administrator Fee                                                                               3,496.67
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                      1,283,060.76




                                                    OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Financial Guaranty                                        0.00               0.00              0.00              0.00
Reserve Fund                                              0.00               0.00              0.00              0.00
Reserve Fund                                          1,000.00               0.00              0.00          1,000.00

                                  LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                     DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0                      0                       5                       5
                                  0.00                   0.00                    276,985.03              276,985.03

30 Days   12                      0                      0                       0                       12
          406,073.46              0.00                   0.00                    0.00                    406,073.46

60 Days   14                      0                      0                       0                       14
          493,741.82              0.00                   0.00                    0.00                    493,741.82

90 Days   5                       0                      0                       0                       5
          147,183.58              0.00                   0.00                    0.00                    147,183.58

120 Days  3                       0                      0                       0                       3
          37,344.20               0.00                   0.00                    0.00                    37,344.20

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    34                      0                      0                       5                       39
          1,084,343.06            0.00                   0.00                    276,985.03              1,361,328.09


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.000000%              0.000000%               0.044437%               0.044437%
                                  0.000000%              0.000000%               0.050096%               0.050096%

30 Days   0.106648%               0.000000%              0.000000%               0.000000%               0.106648%
          0.073443%               0.000000%              0.000000%               0.000000%               0.073443%

60 Days   0.124422%               0.000000%              0.000000%               0.000000%               0.124422%
          0.089299%               0.000000%              0.000000%               0.000000%               0.089299%

90 Days   0.044437%               0.000000%              0.000000%               0.000000%               0.044437%
          0.026620%               0.000000%              0.000000%               0.000000%               0.026620%

120 Days  0.026662%               0.000000%              0.000000%               0.000000%               0.026662%
          0.006754%               0.000000%              0.000000%               0.000000%               0.006754%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.302169%               0.000000%              0.000000%               0.044437%               0.346605%
          0.196116%               0.000000%              0.000000%               0.050096%               0.246212%



                                               OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00


Class    M-1A             98,073,211.09      17.45018385%     98,073,211.09      17.74462782%        3.253889%         0.000000%
Class    M-1F             80,089,211.09      14.25028754%     80,089,211.09      14.49073837%        3.253889%         0.000000%
Class    M-2A             63,931,211.09      11.37529173%     63,931,211.09      11.56723161%        2.923507%         0.000000%
Class    M-2F             47,773,211.09       8.50029592%     47,773,211.09       8.64372484%        2.923507%         0.000000%
Class    M-4              21,078,211.09       3.75044984%     21,078,211.09       3.81373269%        1.271051%         0.000000%
Class    R-I               2,251,211.09       0.40055839%      2,251,211.09       0.40731717%        0.000000%         0.000000%
Class    R-II              2,251,211.09       0.40055839%      2,251,211.09       0.40731717%        0.000000%         0.000000%
Class    X                       100.00       0.00001779%            100.00       0.00001809%        0.407299%         0.000000%
Class    P                         0.00       0.00000000%              0.00       0.00000000%        0.000018%         0.000000%

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure







                                     COLLATERAL STATEMENT
 Collateral Description                                                    Mixed Fixed & Arm

 Weighted Average Gross Coupon                                                     9.609153%
 Weighted Average Net Coupon                                                       9.109153%
 Weighted Average Pass-Through Rate                                                6.872272%
 Weighted Average Maturity(Stepdown Calculation )                                        225
 Beginning Scheduled Collateral Loan Count                                            11,368

 Number Of Loans Paid In Full                                                            116
 Ending Scheduled Collateral Loan Count                                               11,252
 Beginning Scheduled Collateral Balance                                       559,498,580.37
 Ending Scheduled Collateral Balance                                          552,692,409.66
 Ending Actual Collateral Balance at 31-Mar-2004                              552,908,329.87
 Monthly P &I Constant                                                          4,787,879.19
 Special Servicing Fee                                                                  0.00
 Prepayment Penalties                                                                   0.00
 Realized Loss Amount                                                                   0.00
 Cumulative Realized Loss                                                               0.00
 Ending Scheduled Balance for Premium Loans                                   552,692,409.66
 Scheduled Principal                                                              307,622.90
 Unscheduled Principal                                                          6,498,547.81

 Pool Insurance claim payment received                                       $ 0.00

                             Miscellaneous Reporting
   Targeted Overcollateralization Amount                         2,251,111.09
   Overcollateralization Deficiency Amount                               0.00
   Overcollateralization Amount                                  2,251,111.09
   Payments made by the Cap Provider                                        0




                theMurrayhillcompany
FFMLT 2004-FFA

Credit Risk Manager Report

March 2004


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.

The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.



                                  Table of Contents


Section One                       Executive Summary


Section Two                       Prepayment Premium Analysis


Section Three                     Loan-Level Report


Section Four                      Analytics


Section One
Executive Summary
                                        theMurrayhillcompany

TO:                   Structured Asset Securities Corporation

FROM:                 Kristin Horn
                      720.947.6905

C:                    Nick Volpe
                      720.947.6853

DATE:                 April 15, 2004

RE:                   FFMLT 2004-FFA Executive Summary
                      Mortgage Data Through: February 29, 2004
                      Trustee Remittance Date: March 25, 2004


          Transaction Summary
Closing Date                   2/27/04
Depositor                      Structured Asset Securities Corporation
Trustee                        LaSalle Bank National Association
Master Servicer                Aurora Loan Services Inc.
Servicers                      Chase Manhattan Mortgage Corporation
                               Wells Fargo Home Mortgage, Inc.
Delinquency Reporting Method1  OTS Method


                                     Collateral Summary

                         Closing Date                As of 2/29/04          2/29/04 balance as a % of
                                                                             Closing Date balance
Collateral Balance       $563,873,956                $557,273,929            98.8%
Loan Count               11,412                      11,326                  97.0%


Loan-Level Analysis

Overall Collateral Information
A single pool of 11,412 second lien, residential mortgages comprises this approximately $559,767,000, sub-prime deal. All of the loans are conventional, fixed rate, fully amortizing or balloon mortgages. Further details describing the pool follow:
   A total of 8,262, or 79.56 percent, of the loans include prepayment penalty clauses.
   10,164, or 89.45 percent, of the mortgage loans originated for purchases.

1 OTS Method: A current loan becomes 30-days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for "60 days delinquent" and the second immediately succeeding month and "90 days delinquent" and the third immediately succeeding month.

   11,110, or 96.93 percent, of the mortgage loans originated requiring full documentation.

   A majority, 99.76 percent, of the loans originated for borrowers residing in primary homes.

   Loans originating in California represent over half (59.62 percent) of the aggregate pool balance. The second and third largest concentrations of loans are located in Florida and Washington, which represent 4.30 percent and 3.62 percent of the aggregate pool balance, respectively.



Pool Insurance
Among other credit enhancement tools such as overcollaterlization, excess interest, and subordination is a pool insurance policy designed to minimize losses to the security. This policy will provide limited protection on losses up to an amount of
$53,745,796 should a mortgage loan become delinquent as the result of a borrower's failure to pay monthly, contractual payments. An estimated 94.85 percent of the loans will meet the requirements for coverage under the pool insurance policy.  The servicers must file an insurance claim when a loan becomes six months delinquent, and no earlier than when the loan becomes five months delinquent. Insurance claim proceeds will be paid 60 days after the filing of a claim; claim proceeds will not exceed the lesser of 110 percent of the unpaid principal balance, or 100 percent of the unpaid principal balance plus the amount of delinquent interest and reasonable foreclosure costs approved by the Pool Insurer. Murrayhill will concentrate efforts on ensuring claims are filed in a timely manner, and ensuring the servicer does not incur unnecessary and unrecoverable fees/costs.


Delinquency Reconciliation
The 3/25/04 remittance is showing six loans in the REO delinquency bucket. As this security is composed entirely of second liens, the majority of which carry pool insurance, Murrayhill is skeptical that any loans should be in the REO delinquency bucket. Murrayhill verified that both of the servicer's investor reporting files coded zero loans as REO. We are currently waiting for the delinquency file from one of the servicer's to verify it reported delinquencies correctly on the 3/25/04 remittance.
However, Murrayhill did find six loans with an REO start date in the 2/29/04 data file.
All loans are serviced by one servicer, and all are covered by the pool insurance policy.
Murrayhill will ask the trust to restate the delinquencies on the remittance after verifying the correct numbers, or if the REO loan count is correct, we will ask the servicer why these loans are REO since all are covered by the pool insurance policy.

Early-Payment Defaults
An early-payment default occurs when the borrower fails to make one of the first, three, contractual mortgage payments; Murrayhill classifies 51 mortgages as early-
payment defaults based off of information provided to us by the servicers using mortgage data through 2/29/04. Of the 51 loans, 22 loans are second-payment defaults and six loans are first-payment defaults. All of the first-payment defaults originated for purchases, and all are covered by the pool insurance policy.  Murrayhill will closely monitor each of these loans to ensure that the servicer takes appropriate collection and loan resolution initiative.  The following chart provides additional detail concerning each of the six, first-payment defaults:


Loan Number               Principal Balance      Delinquency Status
1100011261                $ 17,950               90-days delinquent
1100011666                $110,550               90-days delinquent
1100013467                $ 44,000               90-days delinquent
1100013547                $ 33,000               90-days delinquent
1100021363                $ 25,400               60-days delinquent
1100018476                $ 81,000               60-days delinquent


Prepayment Premium Analysis

Current Prepayment Premium Issues
With the exception of loan number 1100008071, both servicers collected prepayment premiums for all of the loans that paid off with active prepayment penalty flags during the 3/25/04 distribution cycle. Murrayhill asked the relevant servicer to explain why it did not collect and remit a prepayment penalty for loan number 1100008071, and we are waiting for the service's response.


(C) 2004 The Murrayhill Company. All Rights Reserved.


Section Two
Prepayment Premium Analysis


                     Reconciliation of Prepayment Premiums for FFMLT 2004-FFA
                       Mortgage Data Through: February 29, 2004

Section 1:  Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

                                            Distribution Date
                                            25-Mar-04
                TOTAL                       $50,667



Section 2:  Prepayment premiums remitted with interest by the trustee. This information is taken from the statement to certificateholders prepared by the trustee.

                                                                  Distribution Date
                                                                  25-Mar-04
                     Distributed with Interest                    $50,667

Section 3:  Reconciliation of the amounts remitted by the servicers to the trustee, and the amount remitted with interest by the trustee.

                     Amount remitted by servicers:                $50,667
                     Amount distributed:                          $50,667
                     Difference:                                  $0


Aggregate Paid-Off Loans Report for FFMLT 2004-FFA
Mortgage Data Through: February 29, 2004

Distribution Date                                                                              Mar-04
Loans with Active Prepayment Flags that Remitted Premiums ( A )                                28


Loans without Prepayment Flags that Remitted Premiums                                          0
Total Loans that Remitted Premiums ( B )                                                       28

Loans with Active Prepayment Flags ( C )                                                       29

Loans without Prepayment Flags that Remitted Premiums                                          0
Subtotal ( D )                                                                                 29

Premiums Remitted with Active Prepayment Flags (A/C)                                           96.6%


Total Loans that Remitted Premiums to the Subtotal (B/D )                                      96.6%

Total Paid-Off Loans ( E )                                                                     43

Total Loans that Remitted Premiums to the Total Paid-Off Loans ( B/E )                         65.1%


Paid-Off Loans Report By Servicer for FFMLT 2004-FFA
Mortgage Data Through: February 29, 2004


Servicer:                                                                           Servicer 1            Servicer 2           Total
Loans with Active Prepayment Flags that Remitted Premiums ( A )                     21                    7                    28

Loans without Prepayment Flags that Remitted Premiums                               0                     0                    0
Total Loans that Remitted Premiums ( B )                                            21                    7                    28

Loans with Active Prepayment Flags ( C )                                            22                    7                    29

Loans without Prepayment Flags that Remitted Premiums                               0                     0                    0
Subtotal ( D )                                                                      22                    7                    29

Premiums Remitted with Active Prepayment Flags ( A/C )                              95.5%                 100.0%               96.6%


Total Loans that Remitted Premiums to the Subtotal ( B/D )                          95.5%                 100.0%               96.6%

Total Paid-Off Loans ( E )                                                          36                    7                    43
Total Loans that Remitted Premiums to the Total Paid-Off Loans ( B/E )              58.3%                 100.0%               65.1%



Paid-Off Loans Exception Report for FFMLT 2004-FFA
Mortgage Data Through: February 29, 2004


Servicer:                                                                     Servicer 1         Servicer 2        Total
Total Paid-Off Loans with Flags                                               22                 7                 29
Less Exceptions:
Loans with Expired Prepayment Clauses (as stated in the Note)*                0                  0                 0

Loans that Liquidated from REO*                                               0                  0                 0

Loans with Discrepancies between the Data File and the Note                   0                  0                 0

Defaulted Liquidated Loans that Could Not Have Collected
                                                                              0                  0                 0
Premiums because of the Acceleration of the Debt*

Loans that Liquidated Through Loss Mitigation Efforts*                        0                  0                 0
Total Paid-Off Loans with Active Prepayment Flags (C)                         22                 7                 29

Other Exceptions:
Paid-Off Loans that Did Not Collect Premiums because of State
                                                                              0                  0                 0
Statutes
Paid-Off Loans with Active Prepayment Flags that Have Not
                                                                              1                  0                 1
Remitted Premiums
* These categories are mutually exclusive.



Paid-Off Loans With Prepayment Flags for FFMLT 2004-FFA
Mortgage Data Through: February 29, 2004


Loan number   Delinquency     Origination      PPP     Exp. Date     Payoff
              String           Date            Flag                  Balance


Servicer 1
1100008071           0        8/8/03         2         8/8/05      $46,490
1100008649           0        8/18/03        2         8/18/05     $17,532
1100022254           0       10/22/03        2        10/22/05     $17,625
1100012161           0        9/19/03        2         9/19/05     $27,152
1100012862           0        9/24/03        2         9/24/05     $29,629
1100012225           0        9/10/03        2         9/10/05     $23,698
1100008705           0        8/18/03        2         8/18/05     $33,545
1100018532           0        9/25/03        2         9/25/05     $38,934
1100012289           0        9/17/03        2         9/17/05     $36,747
1100010808           0        9/2/03         2         9/2/05      $47,298
1100013958           0        9/26/03        2         9/26/05     $51,489
1100008993           0        7/31/03        2         7/31/05     $56,819
1100019773           0        10/3/03        2         10/3/05     $57,392
1100018954           0        9/30/03        2         9/30/05     $48,953
1100019144           0        10/7/03        2         10/7/05     $71,715
1100012627           0        9/19/03        2         9/19/05     $62,482
1100009698           0        8/8/03         2         8/8/05      $55,399
1100007794           0        7/28/03        2         7/28/05     $51,903
1100012371           0        9/9/03         2         9/9/05      $80,646
1100009111           0        8/15/03        2         8/15/05     $97,490
1100011111           0        9/3/03         2         9/3/05      $86,844
1100013437           0        9/19/03        2         9/19/05    $114,752

Servicer 2
15592348             0        1/30/03        2         1/30/05     $20,807
15590607             0        1/23/03        2         1/23/05     $63,230
15580509             0        1/21/03        2         1/21/05     $26,506
15584162             0        1/21/03        2         1/21/05     $19,473
15584469             0        1/17/03        2         1/17/05     $47,760
15484116             0        12/6/02        2         12/6/04     $36,841
15476013             0       11/29/02        2        11/29/04     $26,848


Paid-Off Loans With Prepayment Flags for FFMLT 2004-FFA
Mortgage Data Through: February 29, 2004  (Cont.)

Loan Number      PPP Remitted          % of      PPP            PPP              Comments
                                    Premium to  Collected,     Collected,
                                     Payoff     w/Flag          No Flag
                                     Balance

Sevicer 1
1100008071          $0                 0%                                       Awaiting the servicer' s response.
1100008649         $176                1%
1100022254         $687                4%
1100012161         $910                3%
1100012862        $1,022               3%
1100012225        $1,069               5%
1100008705        $1,543               5%
1100018532        $1,597               4%
1100012289        $1,615               4%
1100010808        $1,727               4%
1100013958        $1,880               4%
1100008993        $1,902               3%
1100019773        $1,925               3%
1100018954        $2,252               5%
1100019144        $2,403               3%
1100012627        $2,437               4%
1100009698        $2,438               4%
1100007794        $2,439               5%
1100012371        $2,700               3%
1100009111        $3,270               3%
1100011111        $3,473               4%
1100013437        $4,189               4%

Servicer 2
15592348           $417                2%
15590607          $2,323               4%
15580509           $530                2%
15584162           $390                2%
15584469          $2,291               5%
15484116          $1,768               5%
15476013          $1,295               5%

(C) 2004 The Murrayhill Company. All Rights Reserved.


Section Three
Loan-Level Report


Watchlist Report Definitions


FICO (r) : Represents the borrower's credit score at the time of securitization/origination.

Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Murrayhill uses this date to calculate delinquencies.

Valuation: Represents what is believed to be the most accurate known value of a property based on
Murrayhill's internal formulas. Several value appraisals may exist for a property, yet only what is believed to be the most accurate valueaccording to these formulas is shown on the report. When no value is available, a valuation known as an ""internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.

Liquidation Date: Murrayhill's internal estimate of the date on which the loan will liquidate if it proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.

Estimated Loss/(Gain): Murrayhill's internal estimate of the loss (or gain) that the loan will experience if it liquidates on the Liquidation Date.

Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:

C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days.
6 The contractually due payment had not arrived within sixty days.
9 The contractually due payment had not arrived within ninety days.
F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

                         Loan Level_FFMLT 2004-FFA.txt
FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: February 29, 2004
Watchlist

State First Pmt. Valuation Method                                           Orig.       Orig Amount OLTV       1st
Lien Est. (Gain)/Loss Est. Liq. Date Delinquency
Loan Number              FICO (R) Last Paid Dt.                               Current Value           Current BalCLTV
Comb. LTV                MI Cert # Est. Severity                            Status
15513393                 IN 2/1/2003 BPO                                    $45,000 $10,000  22.22%    $35,000  $0
10/1/2004                9
604 10/1/2003 2/13/2004 $42,900 $9,974                                               23.24%      104.83%  0.00%
Monitor
Default Reason:(Unknown)
4/9/2004                 This loan was placed on the Watchlist because it is 90-days
delinquent.              According to the servicer's system, the loan is 157-days delinquent and interest advances stopped on the loan on 2/19/04. The senior lien, pay-off balance is $36,131 and it is due for the 10/1/03 contractual payment.

FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: February 29, 2004
Watchlist


State First Pmt.                        Valuation Method                    Orig.       Orig      OLTV          1st
                                                                                        Amount
Lien Est. (Gain)/Loss                             Est. Liq. Date Delinquency
Loan Number                 FICO        (R)        Last Paid Dt.            Current     Current Bal             CLTV
                                                                            Value
Comb. LTV                   MI Cert #             Est. Severity             Status
1100009788                  TX          10/1/2003 Int. Est.                             $91,000 $18,200 20.00%
$72,800$0                   5/1/2004              6
601 11/1/2003        12/31/2003 $70,677 $18,189  25.73%                 128.73%  0.00%
Monitor
Default Reason:Servicing Problems
4/5/2004   This loan was placed on the Watchlist because it is an early payment default and it is not covered by pool insurance.

1100010324 PA                          10/1/2003                  Int. Est.          $153,500                   $30,700
20.00% $122,800                        $0  10/1/2004  9
612 10/1/2003                          12/31/2003                 $121,225           $30,668 25.29%              126.59%
0.00% Monitor
Default Reason:Excessive Use of Credit
4/5/2004 This loan has been placed on the Watchlist because it is a second payment default and the loan is not covered by pool insurance.

1100011666 AZ                             11/1/2003           BPO $552,900                      $110,550
19.99% $442,300                           0%      $0          10/1/2004                 9
672 10/1/2003                             1/30/2004           $525,000                  $110,550 21.05%
105.30% 0.00% Monitor
Default Reason:(Unknown)
4/5/2004 This loan was added to the Watchlist because it is a first payment default with an unpaid principal balance of $110,550.
1100012677 FL                             11/1/2003           Int. Est.                 $850,000  $170,000
20.00% $680,000                           0%      $0          12/1/2004                 3
696 12/1/2003                             12/31/2003          $609,123                  $169,464 27.82%
139.45% 0.00% Monitor
Default Reason:(Unknown)
4/5/2004 This loan was placed on the Watchlist because the balance of the loan exceeds $100,000.

1100013170        CA          11/1/2003              Int. Est.              $850,000               $170,000
20.00%            $680,000    0%         $0          12/1/2004              3

733 12/1/2003                             12/31/2003          $617,624               $169,788        27.49%
137.58%0.00% Monitor
Default Reason:(Unknown)
4/5/2004 This loan was placed on the Watchlist because the balance of the loan exceeds $100,000.

1100013467 FL                             11/1/2003           BPO           $220,000 $44,000 20.00%
$176,000 0%                               $0 8/1/2004                       9
661 10/1/2003                             1/26/2004           $220,000               $44,000 20.00%   100.00%
0.00% Monitor
Default Reason:(Unknown)
4/5/2004 This loan will be placed on the Watchlist because it is a first payment default and it does not appear as though the borrower has paid down any debt on either the senior lien or the junior lien.

FFMLT 2004-FFA Loan-Level Report
Mortgage Data Through: February 29, 2004
Watchlist


State First Pmt.                        Valuation Method                    Orig.       Orig Amount  OLTV        1st
Lien Est. (Gain)/Loss                             Est. Liq. Date Delinquency
Loan Number                   FICO      (r)         Last Paid Dt.             Current     Current Bal              CLTV
                                                                            Value
Comb. LTV                     MI Cert #           Est. Severity             Status
1100013547                    CA        11/1/2003 BPO                       $165,000    $33,000  20.00%
$132,000                      0%        $0        8/1/2004                  9
633 10/1/2003                           1/28/2004 $149,000                              $33,000  22.14%  110.73%
0.00% Monitor
Default Reason:(Unknown)
4/5/2004 This loan was placed on the Watchlist because it is a first payment default; it does not appear as though the borrower has made any payments on either the senior or junior liens.
1100013573 NV 11/1/2003                                       Int. Est.              $480,000                   $96,000
20.00%  $384,000  0%  $0                                         7/1/2004               6
622 11/1/2003 12/31/2003                                        $389,734               $95,966  24.62%          123.15%
0.00% Monitor
Default Reason:(Unknown)
4/5/2004 This loan was added to the Watchlist because it is a second payment default and the property type is a planned unit development.

1100013799 OR                          11/1/2003              Int. Est.              $675,000                   $100,000
14.81% $540,000                        0%  $0                 10/1/2004              3
609 12/1/2003                          12/31/2003             $469,114               $99,932  21.30%             136.41%
0.00% Monitor
Default Reason:Servicing Problems
4/2/2004 This loan was placed on the Watchlist because it originated as a cash-out refinance and the property value exceeds $600,000.

1100020598 OR                             12/1/2003           BPO $1,200,000                     $200,000
16.66% $840,000                           0% $0               12/1/2004              3
652 12/1/2003                             3/11/2004           $950,000               $199,891    21.04%
109.46% 0.00% Monitor
Default Reason:(Unknown)
4/5/2004 This loan was placed on the Watchlist because it is a second payment default and the value of the property at origination exceeded $1,000,000.

1100021363                 MI          12/1/2003             Int. Est.               $127,000              $25,400
20.00%            $101,600           $0           12/1/2004              6
613                11/1/2003          12/31/2003              $96,520  $25,400  26.31%                  131.57%  0.00%
Monitor

Default Reason:(Unknown)
4/5/2004 This loan was placed on the Watchlist because it is a first payment default.

(C) 2004 The Murrayhill Company.  All Rights Reserved.



Section Four
Analytics


                                                FICO_FFMLT 2004-FFA.txt
FFMLT 2004-FFA FICO Distribution by Status
FICO is a registered trademark of Fair Isaac Corporation
Mortgage Data Through: February 29, 2004

FICOGroup                 Delinquency           Percentage
600                       Current               .055
600                       Delinquent            .136
600                       Paid Off              .081
610                       Current               .081
610                       Delinquent            .321
610                       Paid Off              .047
620                       Current               .082
620                       Delinquent            .148
620                       Paid Off              .058
630                       Current               .081
630                       Delinquent            .062
630                       Paid Off              .058
640                       Current               .089
640                       Delinquent            .062
640                       Paid Off              .081
650                       Current               .094
650                       Delinquent            .049
650                       Paid Off              .116
660                       Current               .082
660                       Delinquent            .062
660                       Paid Off              .047
670                       Current               .074
670                       Delinquent            .049
670                       Paid Off              .105
680                       Current               .061
680                       Delinquent            .025
680                       Paid Off              .058
690                       Current               .052
690                       Delinquent            .037
690                       Paid Off              .058
700                       Current               .046
700                       Delinquent            .012
700                       Paid Off              .058
710                       Current               .041
710                       Delinquent            .012
710                       Paid Off              .081
720                       Current               .035
720                       Paid Off              .035
730                       Current               .026
730                       Delinquent            .012
730                       Paid Off              .047
740                       Current               .026
740                       Paid Off              .023
750                       Current               .021
750                       Delinquent            .012
750                       Paid Off              .012
760                       Current               .018
760                       Paid Off              .012
770                       Current               .015
770                       Paid Off              .012
780                       Current               .010
780                       Paid Off              .012
790                       Current               .007
800                       Current               .003
810                       Current               .001
820                       Current               .000


Status                   # of Loans               AverageStd. Deviation
Current                  11,245                   665          46.284
Delinquent                 81                     631          33.022
Paid Off                   86                     667          43.780
Total:                     11,412


                              Balance_FFMLT 2004-FFA.txt
FFMLT 2004-FFA Balance Distribution by Delinquency
Mortgage Data Through: February 29, 2004


BalanceGroup                  Delinquency          Percentage
..0000                         Current              .000
10000.0000                    Current              .025
10000.0000                    Delinquent           .074
20000.0000                    Current              .147
20000.0000                    Delinquent           .148
30000.0000                    Current              .219
30000.0000                    Delinquent           .321
40000.0000                    Current              .157
40000.0000                    Delinquent           .136
50000.0000                    Current              .123
50000.0000                    Delinquent           .062
60000.0000                    Current              .101
60000.0000                    Delinquent           .037
70000.0000                    Current              .075
70000.0000                    Delinquent           .012
80000.0000                    Current              .050
80000.0000                    Delinquent           .074
90000.0000                    Current              .031
90000.0000                    Delinquent           .025
100000.0000                   Current              .020
100000.0000                   Delinquent           .049
110000.0000                   Current              .014
110000.0000                   Delinquent           .025
120000.0000                   Current              .012
130000.0000                   Current              .007
140000.0000                   Current              .006
150000.0000                   Current              .004
160000.0000                   Current              .001
170000.0000                   Current              .003
170000.0000                   Delinquent           .025
180000.0000                   Current              .000
190000.0000                   Current              .001
200000.0000                   Current              .001
200000.0000                   Delinquent           .012
210000.0000                   Current              .000
220000.0000                   Current              .000
230000.0000                   Current              .000
250000.0000                   Current              .001
270000.0000                   Current              .000
300000.0000                   Current              .000

Status                        # of Loans           Average                Std. Deviation
Current                       11,245               $49,218.79             $29,157.79
Delinquent                    81                   $47,020.01             $36,608.99
Total: 11,326


                                         LTV_FFMLT 2004-FFA.txt
FFMLT 2004-FFA Loan-to-Value Distribution by Status
Mortgage Data Through: February 29, 2004


LTVGroup                                 Delinquency              Percentage
0.0                                      Current                  .001
0.10000000000000001                      Current                  .030
0.10000000000000001                      Delinquent               .012
0.10000000000000001                      Paid Off                 .058
0.20000000000000001                      Current                  .954
0.20000000000000001                      Delinquent               .988
0.20000000000000001                      Paid Off                 .942
0.29999999999999999                      Current                  .016

Status # of Loans Average                                         Std. Deviation
Current 11,245                           126.80%                  5.44%
Delinquent 81                            123.72%                  9.87%
Paid Off 86                              100.68%                  4.67%
Total: 11,412


                                         Purpose_FFMLT 2004-FFA.txt
FFMLT 2004-FFA Mortgage Purpose Distribution
Mortgage Data through: February 29, 2004

Origination Statistics                               Current Loans                                  Delinquent Loans
Paid Off Loans
Number of Loans:                         11,412      Number of Loans:                    11,245     Number of Loans:
81 Number of Loans:                                  86

Category                      CashOutRefinance                   Purchase                RateTermRefinance
HomeImprovementOther
Current951                    10026      267         0           1
Delinquent                    11         67          3           0           0
Origination                   975        10164       272         0           1
Paid Off                      13         71          2           0           0


PurposeNumber                 Percentage             PurposeNumber           Percentage             PurposeNumber
Percentage                    PurposeNumber          Percentage
Cash-out refinance                       975         8.5%        Cash-out refinance                 951       8.5%
Cash-out refinance                       11          13.6%       Cash-out refinance                 13        15.1%
Purchase                      10,164     89.1%       Purchase                10,026      89.2%      Purchase               67
82.7% Purchase                           71          82.6%
Rate/term                     272        2.4%        Rate/term               267         2.4%       Rate/term              3
3.7% Rate/term                           2           2.3%
Home 0                        0.0%       Home        0           0.0%        Home        0          0.0%      Home         0
0.0%
Other 1                       0.0%       Other       1           0.0%        Other       0          0.0%      Other        0
0.0%

Total 11,412                  100%       Total       11,245      100%        Total       81         100%      Total        86
100%


                                                   Type_FFMLT 2004-FFA.txt
FFMLT 2004-FFA Mortgage Type Distribution by Status
Mortgage Data Through: February 29, 2004

MortgageType                 Delinquency           Percentage
Fixed                        Current               1.0
Fixed                        Delinquent            1.0
Fixed                        Paid Off              1.0


Mortgage Type                Loan Count            Total Balance             Avg. Balance          Std. Deviation
Fixed                        11,412                $557,273,929.40$48,832.28                       $29,415.52

Total:                       11,412                $557,273,929.40


                                                   Term_FFMLT 2004-FFA.txt
FFMLT 2004-FFA Mortgage Term Distribution By Status
Mortgage Data Through: February 29, 2004

MortgageTerm                Delinquency            Percentage
120                         Current                1.7785682525566918E-3
180                         Current                0.16051578479324144
180                         Delinquent             0.25925925925925924
180                         Paid Off               0.20930232558139536
240                         Paid Off               0.79069767441860461
240                         Delinquent             0.7407407407407407
240                         Current                0.83770564695420191


# of Loans                  Other    120                  180 240 360
11,412                      0        20                   1,844 9,548 0


                              Ownership_FFMLT 2004-FFA.txt
FFMLT 2004-FFA Ownership Distribution by Status
Mortgage Data Through: February 29, 2004

OwnershipType                 Delinquency            Percentage
Investment HomeCurrent                               .001
Primary Home                  Current                .998
Primary Home                  Delinquent             1.000
Primary Home                  Paid Off               1.000
Second Home                   Current                .002

Title                         # of Loans
Investment Home               10
Primary Home                  11,384
Second Home                   18

Total: 11,412



(C) 2004 The Murrayhill Company.   All Rights Reserved.

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